UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 1999

         Commission File Number:  0-10726

                        C-COR Electronics, Inc.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                                     24-0811591
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)

  60 Decibel Road, State College, Pennsylvania               16801
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:            (814) 238-2461

Not applicable
(Former name or former address, if changed since last report.)

Item 5.  Other Events.

On May 17, 1999, the Registrant issued a press release, which is attached to this Current Report as Exhibit 99.1, announcing that it has entered into an Agreement and Plan of Merger providing for the merger of C-COR Acquisition
Corp., a Georgia corporation and a wholly owned subsidiary of the Registrant, with and into Convergence.com Corporation, a Georgia corporation ("Convergence"), with Convergence being the surviving entity and becoming a wholly owned subsidiary of the Registrant.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Press Release, dated May 17, 1999, of C-COR Electronics, Inc. and Convergence.com Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR ELECTRONICS, INC.
(Registrant)

May 24, 1999


By: /s/ David A. Woodle,
Name: David A. Woodle
Title: President and Chief Executive Officer